Exhibit 99.1

Pacific Premier Bancorp, Inc. Announces Pricing of Subordinated Notes Offering

IRVINE, Calif.--(BUSINESS WIRE)-- Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) (Nasdaq: PPBI), the holding company of Pacific Premier Bank, today announced the pricing of its public offering of $150 million aggregate principal amount of its 5.375% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The price to the public for the Notes is 100% of the principal amount of the Notes. Interest on the Notes initially will accrue at a rate equal to 5.375% per annum from and including June 15, 2020 to, but excluding, June 15, 2025, payable semiannually in arrears. From and including June 15, 2025 to, but excluding, June 15, 2030 or the earlier redemption date, interest will accrue at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 517 basis points, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes.

The offering is expected to close on June 15, 2020, subject to the satisfaction of customary closing conditions.

Keefe, Bruyette & Woods, A Stifel Company acted as the book-running manager and D.A. Davidson & Co. acted as co-manager for the Notes offering.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, which may include the payment of dividends, providing capital to support organic growth or growth through strategic acquisitions, capital expenditures, financing investments, repayment or redemption of outstanding indebtedness, repurchasing shares of the Company’s common stock and for investments in Pacific Premier Bank as regulatory capital.

The offering of the Notes is being made by means of a prospectus supplement and accompanying base prospectus. The Company previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (File No. 333-230993) and has filed a preliminary prospectus supplement to the base prospectus contained in the registration statement for the Notes to which this communication relates. The Company will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.

Copies of these documents, when available, can be obtained for free by visiting the SEC’s website at www.sec.gov or may be obtained by contacting Keefe, Bruyette & Woods, A Stifel Company at USCapitalMarkets@kbw.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus relating thereto.

About Pacific Premier Bancorp, Inc.

Pacific Premier Bancorp, Inc. (Nasdaq: PPBI) is the parent company of Pacific Premier Bank, a California-based commercial bank focused on serving small, middle-market, and corporate businesses throughout the Western US in major metropolitan markets in California, Washington, Oregon, Arizona, and Nevada. Founded in 1983, Pacific Premier has grown to become one of the largest banks in the western region of the United States, with over $20 billion in total assets as of June 1, 2020. We provide banking products and services, including deposit accounts, digital banking, and treasury management services, to businesses, professionals, entrepreneurs, real estate investors, and nonprofit organizations. We also offer a wide array of loan products, such as commercial business loans, lines of credit, SBA loans, commercial real estate loans, agribusiness loans, franchise lending, home equity lines of credit, and construction loans. Pacific Premier offers commercial escrow services through its Commerce Escrow division and facilitates 1031 Exchange transactions through its RPM Exchange divisions. Pacific Premier offers clients IRA custodial services through its Pacific Premier Trust division, which has approximately $14 billion of assets under custody and approximately 45,000 client accounts comprised of self-directed investors, financial institutions, capital syndicators, and financial advisors. Additionally, Pacific Premier provides nationwide customized banking solutions to HOA and Property Management companies. Pacific Premier Bank is an Equal Housing Lender and Member FDIC. For additional information about Pacific Premier Bancorp, Inc. and Pacific Premier Bank, visit our website: www.ppbi.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we may make, such as our acquisition of Opus, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crisis and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our 2019 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC and available at the SEC’s Internet site (http://sec.gov).

Pacific Premier specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Pacific Premier Bancorp, Inc.

Steven R. Gardner

President/CEO

949-864-8000

or

Brett Villaume

SVP, Director of Investor Relations

949-224-8866

Source: Pacific Premier Bancorp, Inc.